EMPLOYMENT AGREEMENT

THIS EMPLOYMENT AGREEMENT is made as of the 31st day of January, 2000

BETWEEN:

     International PBX Ventures Ltd.THE FOREST INDUSTRY ONLINE INC., a body corporate formed pursuant to the laws of the Province of British Columbia and having its registered office located at P.O. Box 49170, Suite 2000, 595 Burrard Street, Vancouver, British Columbia V7X 1R7

                                (the "Company")

AND:

     JOE PERRATON, Businessman, of 7491 Elizabeth Way, Lantzville, British Columbia, V0R 2H0
                                (the "Employee")


WHEREAS:

A. the Company is a subsidiary of Autoeye, Inc. ("Autoeye") and is engaged in the business of providing direct customer service and support to businesses, individuals and organizations within the worldwide forest and wood product industries;

B. the Employee is experienced in and knowledgeable in the business of the Company, and the industry within which the Company operates;

C. the Company requires the services of the Employee and wishes to employ the Employee on the terms and conditions set forth herein;

D. in the course of the Employee's employment by the Company, the Employee has or will become privy to proprietary and confidential information of the Company; and

E. as an inducement to the Company to employ the Employee, the Employee has agreed to be bound by the provisions of this Agreement respecting confidentiality and competition with the Company.

NOW THEREFORE THIS AGREEMENT WITNESSES THAT in consideration of the premises and the mutual covenants, agreements, representations and warranties contained herein, the parties hereto hereby agree as follows:

                                    ARTICLE 1
                                   EMPLOYMENT
Employment

1.1 The Company hereby agrees to employ the Employee as its president and the Employee accepts such employment. In such capacity, the Employee shall have the duty and responsibility to operate the daily business of the Company and shall report to and be directly responsible to the boards of directors


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     of the Company (the  "Board").  The  Employee  shall  perform,  observe and conform to such duties and instructions as from time to time are reasonably assigned or communicated to him by the Board and which are reasonably consistent with the employment and status of the Employee as President, and the Employee shall make such reports to the Board as may be necessary to fully and properly inform the Board of matters of business of the Company and additionally as the Board may from time to time request and require.

Term

1.2 The initial term of this Agreement shall be for a period of three years commencing on the date of this Agreement (the "Initial Term"), subject to termination in accordance with the provisions of section 1.6 hereof, and this Agreement shall be automatically extended on a monthly basis thereafter unless terminated in accordance with the provisions of section
     1.5 hereof.

Salary

1.3 The Company shall pay to the Employee, in the aggregate, a salary of Cdn$70,000 per annum, payable semi-monthly or at such other interval to be agreed upon by the Board. The Employee's salary shall be subject to all deductions required to be made by law. The parties hereto agree that the Board will review the said salary when any other senior management employee is hired, and in addition on at least an annual basis and will make any adjustments it determines are reasonable in the sole opinion of the Board, which adjustments may take into account but not limited to the Employee's performance and the financial and operating success of the Company in the preceding period.

Benefits

1.4 The Employee shall be entitled to participate in any benefits package put in place by the Company from time to time for the benefit of employees generally.

Termination

1.5 After the expiry of the Initial Term the Board may terminate this Agreement without cause upon ninety days notice (or salary in lieu thereof) being provided to the Employee and the Employee may terminate this Agreement without cause upon ninety days notice being provided to the Board.

1.6 The Board may terminate this Agreement for cause at any time without liability for damages or otherwise and nothing contained herein shall prejudice the Company's other rights and remedies upon termination of this Agreement, at law, in equity or otherwise.

                                    ARTICLE 2
                           CONFIDENTIALITY PROVISIONS

Definitions

2.1  In this Article 2:

a.)  "Company"   includes  the  Company  and  Autoeye  and  any  affiliates  and subsidiaries thereof;

b.)  "Confidential Information" includes


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     (i.) a secret or trade  secret  know-how of the Company or any  information relating to the Company or to any person from any other entity with which the Company does business which is not known to persons outside the Company, including the identity of customers of the Company,

     (ii.)any information, process or idea that is not generally known outside of the Company,

   (iii.) all proprietary information relating to the Company,

   (iv.) all computer programs either owned by the Company or to which the Company has access and wishes to keep,

     (v.) all  financial,   business  and  personal  data  related  to  clients,
          affiliates, subsidiaries, consultants and employees of the Company,

     (vi.)business and marketing plans, strategies and methods which are not standard industry practice, or which are not generally known in the industry,

   (vii.) studies, charts, plans, tables and compilations of business and marketing information acquired or prepared by or on behalf of the Company, and

  (viii.) all records of the Company but does not include

     (i.) any information which at the time of disclosure is, or thereafter becomes, generally available to the public other than as a result of disclosure by the Employee or any person, firm or corporation to whom the Employee has disclosed such information, or

     (ii.)any information which at the time of disclosure is, or thereafter becomes, known or available to the Employee on a non-confidential basis and not in contravention of applicable law from a source (other than the Company) that is entitled to disclose the information on a non-confidential basis.

The foregoing is intended to be illustrative only and other Confidential Information may currently exist or come into existence in the future.


Non-Disclosure

2.2 The Employee acknowledges that the Confidential Information is the property of the Company, is confidential and material to the interests, business and affairs of the Company, and that disclosure thereof would be detrimental to the interest, business and affairs of the Company. Accordingly, the

     Employee shall not disclose the Confidential Information to any person, partnership, firm or corporation except as necessary to promote the best interest of the Company. The Employee shall inform any person, firm, partnership or corporation to whom he discloses any Confidential Information the confidential nature thereof and shall require the recipient to treat the Confidential Information as confidential and not to disclose same except as provided herein.

Return of Information

2.3 Upon termination of this Agreement the Employee will immediately return to the Company all Confidential Information in his possession or under his control.

                                    ARTICLE 3
                                 NON-COMPETITION

Dealings with Customers

3.1  In relation to the customers,  clients,  suppliers and business partners of
     the  Company,   Autoeye  and  any   affiliates  or   subsidiaries   thereof
     (collectively, the "Customers"), the Employee:

     a.) Shall not assist any third party to become acquainted with the Customers or disclose their names or addresses during the term hereof or for a period of two years following the termination of this Agreement; and,

     b.) Work in the employ of or provide services to any of the Customers during the term hereof or for a period of two years following the termination of this Agreement.

Company Employees

3.2 The Employee shall not employ or engage the services of any employee or independent contractor of the Company, Autoeye and any affiliates or subsidiaries thereof who is or was an employee or contractor thereof during the term of this Agreement or for a period of two years following the date of termination hereof.

Material Inducement

3.3 The Employee acknowledges and agrees that the Company, Autoeye and any affiliates or subsidiaries thereof have a material interest in preserving the relationship they have developed with their customers against impairment by competitive activities of former employees, consultants and independent contractors. Accordingly, the Employee agrees that the restrictions and covenants contained in this Agreement are of the essence of this Agreement and constitute a material inducement to enter into this Agreement with the Employee, and that the Company and Autoeye would not do so without this inducement.

                                    ARTICLE 4
                                    REMEDIES

     The Employee acknowledges and agrees that without prejudice to any other rights of the Company or Autoeye, in the event of his violation or attempted violation of any of the covenants contained in Articles 2 and 3 of this Agreement, an injunction or other like remedy shall be the only effective remedy to protect the Company' and Autoeye's rights and property as set out in Articles 2 and 3 and the Employee consents to the Company or Autoeye obtaining an interim injunction, which may be granted immediately on the commencement of any suit without any opposition or defence being raised by the Employee.

                                    ARTICLE 5
                                     GENERAL

Notice

5.1 Any notice required or permitted to be given by any party will be deemed to be given when in writing and delivered to the address for notice of the intended recipient by personal delivery, prepaid single certified or registered mail, or telecopier.

Entire Agreement

5.2 This Agreement constitutes the entire understanding between the parties concerning the subject matter hereof and there are no other promises or conditions in any other agreement whether written or oral concerning the subject matter hereof.

Amendment

5.3 This Agreement may be modified or amended and any modification or amendment shall be in writing and signed by both parties.

Severability

5.4 In the event that any provisions of this Agreement shall be held to be invalid or unenforceable for any reason, the remaining provisions shall continue to be valid and enforceable. If a Court finds that any provision of this Agreement is invalid or unenforceable, but that by limiting such provision the Agreement is valid and enforceable, then such provision shall be deemed to be written, construed, and enforced as so limited.

Waiver of Contractual Right

5.5 The failure of either party to enforce any provision of this Agreement shall not be construed as a waiver or limitation of that party's right to subsequently enforce and compel strict compliance with every provision of this Agreement.

Successors and Assigns

5.6 The Employee may not assign this Agreement nor any of his rights hereunder, whether in whole or in part, without the express prior consent of the Company. This Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns.

Independent Legal Advice

5.7 The parties hereto acknowledge that they have each received independent legal advice with respect to the terms of this Agreement and the transactions contemplated herein or have knowlingly and willingly elected not to do so. The parties hereto further acknowledge that this Agreement has been prepared by Century Capital Management Ltd. as a convenience to the parties only, and that Century Capital Management Ltd. has not provided any of the parties hereto with any professional advice with respect to this Agreement.

IN WITNESS WHEREOF the parties have executed this Agreement effective as of the day and year first above written.

                                        THE FOREST INDUSTRY ONLINE INC.



                                         By:
Witness                                  Authorized Signatory

Name

Address



                                                        By:
Witness                                                 JOE PERRATON

Name

Address




This is Page 7 to the Employment Agreement dated January       , 2000  between
The Forest  Industry  Online Inc. and Joe Perraton.